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SUPPLEMENT DATED JANUARY 23, 2007 TO SEPARATE ACCOUNT
PROSPECTUS FOR GOAL PLANNING ANNUITY (GPA) QUALIFIED PRODUCTS
DATED MAY 1, 2006



Horace Mann Life Insurance Company Separate Account
Prospectus for Qualified Variable Deferred Annuity Contract


The information in the Deductions and Expenses section (pages 27 and 28) is updated to include the following:

WAIVER, REDUCTION OR ELIMINATION OF DEDUCTIONS AND EXPENSES

     We may reduce, waive or eliminate any of the deductions or expenses for Contracts sold under a particular Qualified Plan. Any such reduction will reflect the differences we expect in distribution costs or services meant to be defrayed by such charges. Factors we consider for a reduction, waiver or elimination of deductions or expenses include, but are not limited to, the following:

     - The number of participants under the Qualified Plan;

     - The type and nature of the Qualified Plan;

     - The expected level of assets and/or cash flow under the Qualified Plan;

     - Our agents' involvement in sales activities;

     - Our sales-related expenses;

     - Distribution provisions under the Qualified Plan;

     - The Qualified Plan's purchase of one or more other variable annuity contracts from us and the features of those contracts;

     - The level of employer involvement in determining eligibility for distributions under the Contract; and

     - Our assessment of financial risk to Us relating to withdrawals.

     We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

     We may also apply different deduction and expense provisions in Contracts issued to employees or members of certain employer groups or associations which have negotiated the Contract terms on behalf of their employees or members. We will offer any resulting deduction or expense uniformly to all employees or members in the group.